Exhibit 10(ii)1







                 AMENDMENT NO. 1 TO LOAN AND SECURITY AGREEMENT
                 ----------------------------------------------

                           NANTUCKET INDUSTRIES, INC.
                               105 Madison Avenue
                            New York, New York 10016



                                             May 31, 1996


Congress Financial Corporation
1133 Avenue of the Americas
New York, New York 10036

Gentlemen:

     Congress Financial Corporation ("Lender") and Nantucket Industries, Inc. ("Borrower") have entered into certain financing arrangements pursuant to which Lender may make loans and advances and provide other financial accommodations to Borrower as set forth in the Loan and Security Agreement, dated March 21, 1994, between Lender and Borrower (as amended hereby and as the same may hereafter be further amended, modified, supplemented, extended, renewed, restated or replaced, the "Loan Agreement," and together with all agreements, documents and instruments at any time executed and/or delivered in connection therewith or related thereto, collectively, the "Financing Agreements").

     Borrower has requested that Lender (a) make an additional advance to Borrower in the principal amount of $236,167 and agree to amend and restate the terms of Term Loan A (as hereinafter defined), (b) make an additional advance to Borrower in the principal amount of $15,000 and agree to amend and restate the terms of a Purchase Money Term Loan made by Lender to Borrower on July 22, 1994,
(c) make supplemental revolving loans to Borrower from March 1 through June 30 during each calendar year, (d) increase the advance rate from forty (40%) percent to fifty (50%) with respect to the Value of Eligible Inventory consisting of unpackaged finished goods, (e) increase the amount of the sublimit of Revolving Loans with respect to Eligible Inventory from $7,000,000 to $7,500,000, and (f) extend the Renewal Date for one (1) year. Lender is willing to agree to the foregoing, subject to the terms and conditions contained herein.

     In consideration of the foregoing, the respective agreements and covenants contained herein, and other good and valuable consideration, the adequacy and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

      1.  Definitions.
          -----------

          (a)  Additional Definitions.  As used herein, the following terms
               ----------------------
shall have the respective meanings given to them below and the Loan Agreement shall be deemed and is hereby amended to include, in addition and not in limitation, each of the following definitions:

               (i)    "Amended Purchase Money Note One" shall mean the Amended
                       -------------------------------
and Restated Purchase Money Term Promissory Note, dated of even date herewith, made by Borrower payable to Lender in the original principal amount of $157,500, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

               (ii)   "First Amended Term Note A" shall mean the First Amended
                       -------------------------
and Restated Term Promissory Note A, dated of even date herewith, made by Borrower payable to Lender in the original principal amount of $442,500, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

               (iii)  "Purchase Money Loan One" shall mean the Purchase Money
                       -----------------------
Term Loan made by Lender to Borrower evidenced by the Purchase Money Term Note One.

               (iv)   "Purchase Money Note One" shall mean the Purchase Money
                       -----------------------
Term Promissory Note, dated July 22, 1994, by Borrower payable to Lender in the original principal amount of $225,000, as in effect immediately prior to the effective date hereof.

               (v)    "Term Note A" shall mean the Term Promissory Note, dated
                       -----------
as of March 21, 1994, made by Borrower payable to Lender in the original principal amount of $650,000, as in effect immediately prior to the effective date hereof.

               (vi)   "Supplemental Loans" shall mean the loans hereafter made
                       ------------------
by Lender to or for the benefit of Borrower on a revolving basis (involving advances, repayments and readvances) as set forth in Section 6(a) hereof.

               (vii)  "Supplemental Loan Period" shall mean, as to any
                       ------------------------
applicable calendar year, the period commencing on March 1 of such calendar year and ending on June 30 of the same such calendar year, beginning with the calendar year 1996 and each calendar year thereafter during the effectiveness of this Agreement and the other Financing Agreements.




























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







          (b)  Amendments to Definitions.
               -------------------------

               (i) All references to the term "Loans" herein and in the Loan Agreement and the other Financing Agreements shall be deemed and each such reference is hereby amended to include the Supplemental Loans as defined herein and the Purchase Money Term Loans.

               (ii) All references to the term "Obligations" herein and in the Loan Agreement and the other Financing Agreements shall be deemed and each such reference is hereby amended to include the Supplemental Loans as defined herein and the Purchase Money Term Loans.

               (iii) All references to the term "Purchase Money Term Loans" herein and in the Loan Agreement and the other Financing Agreements shall be deemed and each such reference is hereby amended to include, without limitation, the outstanding Obligations owed to Lender by Borrower consisting of the indebtedness evidenced by the Amended Purchase Money Note One.

               (iv) All references to the term "Term Loan A" herein and in the Loan Agreement and the other Financing Agreements shall be deemed and each such reference is hereby amended to mean the outstanding Obligations owed to Lender by Borrower consisting of the indebtedness evidenced by the First Amended Term Note A.

               (v) All references to the term "Prime Rate" herein and in the Loan Agreement and the other Financing Agreements shall be deemed and each such reference is hereby amended to mean the rate from time to time publicly announced by Core States Bank, N.A., or its successors, at its office in Philadelphia, Pennsylvania, as its prime rate, whether or not such announced rate is the best rate available at such bank.

          (c)  Interpretations.  For purposes of this Amendment, unless
               ---------------
otherwise defined herein, all terms used herein, including, but not limited to, those terms used and/or defined above, shall have the respective meanings assigned to such terms in the Loan Agreement.

     2.   Term Loan A.
          -----------

          (a) Borrower hereby acknowledges, confirms and agrees that as of May 31, 1996, Borrower is indebted to Lender for the Obligations in respect of Term Loan A in the principal amount of $206,333, plus accrued fees and interest thereon. On the date hereof, subject to the terms and conditions contained herein, Lender is making an additional advance to Borrower in the amount of $236,167. Such advance shall, together with the amount outstanding in respect of Term Loan A immediately prior thereto,

























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






constitute Term Loan A, which shall be in the original principal amount of $442,500.

          (b) The terms of the indebtedness of Borrower to Lender arising pursuant to Term Loan A, including the additional advance by Lender to Borrower described in Section 2(a) hereof, are hereby amended and restated as set forth in the First Amended Term Note A. The terms of Term Loan A (including the additional advance described in Section 2(a) hereof) shall be as set forth in the First Amended Term Note A and the existing indebtedness arising pursuant to Term Loan A, together with the additional advance by Lender to Borrower described in Section 2(a) hereof, shall be evidenced thereby and shall together constitute Term Loan A as such term is used herein and in the Loan Agreement and the other Financing Agreements. Term Loan A shall be (i) evidenced by the First Amended Term Note A executed and delivered by Borrower to Lender concurrently herewith, (ii) repaid, together with interest and other amounts due thereunder, in accordance with the terms and provisions of the First Amended Term Note A, the Loan Agreement and the other Financing Agreements, and (iii) secured by all of the Collateral. Borrower may not reborrow any principal amounts repaid in respect of Term Loan A.

          (c) The amendment and restatement contained herein and in the First Amended Term Note A, shall not, in any manner, be construed to constitute payment of, or impair, limit, cancel or extinguish, or constitute a novation in respect of, any of the Obligations evidenced by or arising under the Financing Agreements, and the liens and security interests securing such Obligations shall not in any manner be impaired, limited, terminated, waived or released.

     3.   Purchase Money Loan One.
          -----------------------

          (a) Borrower hereby acknowledges, confirms and agrees that as of May 31, 1996, Borrower is indebted to Lender for the Obligations in respect of Purchase Money Loan One in the principal amount of $142,500, plus accrued fees and interest thereon. On the date hereof, subject to the terms and conditions contained herein, Lender is making an additional advance to Borrower in the amount of $15,000. Such advance shall, together with the amount outstanding in respect of Purchase Money Loan One immediately prior thereto, constitute Purchase Money Loan One which shall be in the original principal amount of $157,500.

          (b) The terms of the indebtedness of Borrower to Lender arising pursuant to Purchase Money Loan One, including the additional advance by Lender to Borrower described in Section

3(a) hereof, are hereby amended and restated as set forth in the Amended Purchase Money Note One. The terms of Purchase Money Loan One (including the additional advance described in Section 3(a) hereof) shall be as set forth in the Amended Purchase Money Note One and the existing indebtedness arising pursuant to Purchase Money Loan One, together with the additional advance by Lender to Borrower described in Section 3(a) hereof, shall be evidenced thereby and shall together constitute Purchase Money Loan One as such term is used herein and in the Loan Agreement and the other Financing Agreements. Purchase Money Loan One shall be (i) evidenced by the Amended Purchase Money Note One executed and delivered by Borrower to Lender concurrently herewith, (ii) repaid, together with interest and other amounts due thereunder, in accordance with the terms and provisions of the Amended Purchase Money Note No. One, the Loan Agreement and the other Financing Agreements, and (iii) secured by all of the Collateral. Borrower may not reborrow any principal amounts repaid in respect of Purchase Money Loan One.

          (c) The amendment and restatement contained herein and in the Amended Purchase Money Note One shall not, in any manner, be construed to constitute payment of, or impair, limit, cancel or extinguish, or constitute a novation in respect of, any of the Obligations evidenced by or arising under the Financing Agreements, and the liens and security interests securing such Obligations shall not in any manner be impaired, limited, terminated, waived or released.

     4.   Acknowledgment by Guarantor.  Guarantor hereby acknowledges, confirms
          ---------------------------
and agrees that the Guarantee, dated March 21, 1994, by Guarantor in favor of Lender (the "Guarantee"), guaranteeing the payment and performance of all Obligations of Borrower is in full force and effect as of the date hereof, and the "Guaranteed Obligations" (as such term is defined in the Guarantee) shall extend to and cover Term Loan A and Purchase Money Loan One as the terms thereof are amended and restated as set forth in Sections 2 and 3 hereof, respectively. The Guaranteed Obligations are unconditionally owed to Lender, without offset, defense or counterclaim of any kind, nature or description whatsoever and the Guarantee in favor of Lender shall continue to be in full force and effect from and after the date hereof.

     5.   Revolving Loans.  Section 2.1(a)(ii) of the Loan Agreement is hereby
          ---------------
deleted in its entirety and replaced with the following:

          "(ii) the lesser of: (A) the sum of (1) sixty (60%) percent of the Value of Eligible Inventory consisting of packaged finished goods and greige goods (including legwear) plus (2) fifty (50%) percent of
                                          ----
     the Value of Eligible Inventory consisting of raw materials, dyed piece goods and unlabelled waist bands, yarn and fabric plus (3) fifty
                                                             ----
     (50%) percent of the Value of Eligible Inventory consisting of unpackaged


























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






     finished goods or (B) the amount equal to $7,500,000, less"
                                                           ----

     6.   Supplemental Loans.
          ------------------

          (a) In addition to the Revolving Loans that Lender may make to Borrower pursuant to Section 2.1(a) of the Loan Agreement, upon the request of Borrower made at any time during the Supplemental Loan Period, and subject to and upon the terms and conditions contained herein and in the Loan Agreement and the other Financing Agreements, Lender agrees, in its good faith discretion, to make Supplemental Loans to Borrower from time to time during the Supplemental Loan Period in amounts requested by Borrower that would otherwise be available to Borrower under Sections 2.1(a)(ii)(A)(1) and (3) of the Loan Agreement of up to ten (10%) percent of the Value of Eligible Inventory consisting of (i) packaged finished goods and (ii) unpackaged finished goods, respectively, as calculated by Lender and subject to the sublimit set forth in Section 2.1(a)(ii)(B) of the Loan Agreement and Lender's right to establish Availability Reserves.

          (b) Except in Lender's sole discretion, Borrower shall not have any right to request, and Lender shall not make, any Supplemental Loans at any time other than during the Supplemental Loan Period. The Supplemental Loans shall be secured by all the Collateral. Notwithstanding anything to the contrary contained herein or in the Loan Agreement or the other Financing Agreements, all Supplemental Loans shall be payable ON DEMAND. In any event, unless sooner demanded by Lender, all outstanding and unpaid Obligations arising pursuant to the Supplemental Loans during any applicable Supplemental Loan Period (including, without limitation, principal, interest, fees, costs, expenses and other charges in respect thereof payable by Borrower to Lender), shall automatically, without notice or demand, be absolutely and unconditionally due and payable and Borrower shall pay to Lender in immediately available funds all such Obligations on June 30 of each Supplemental Loan Period. Interest shall accrue and be due, until and including the next business day, if the amount so paid by Borrower to the Blocked Account is received no later than 11:00 a.m., New York City time.

     7.   Letter of Credit Accommodations.  Section 2.2(c) of the Loan Agreement
          -------------------------------
is hereby deleted in its entirety and replaced with the following:

          "(c) No Letter of Credit Accommodations shall be available unless on the date of the proposed issuance of any Letter of Credit Accommodations, the Revolving Loans available to Borrower (subject to the Maximum Credit and any Availability Reserves) are equal to or greater than: (i) if the proposed Letter of Credit Accommodations is for the purpose of purchasing



























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     Eligible Inventory, the sum of (A) the percentage equal to one hundred
     (100%) percent minus the applicable percentage set forth in Section 2.1(a)(ii)(A) hereof with respect to the category of Eligible Inventory being so purchased, plus (B) freight, taxes, duty and other amounts which Lender estimates must be paid in connection with such Inventory upon arrival and for delivery to one of Borrower's locations for Eligible Inventory within the United States of America and (ii) if the proposed Letter of Credit Accommodation is for any other purpose, an amount equal to one hundred (100%) percent of the face amount thereof and all other commitments and obligations made or incurred by Lender with respect thereto. Effective on the issuance of each Letter of Credit Accommodation, the amount of Revolving Loans which might otherwise be available to Borrower shall be reduced by the applicable amount set forth in Section 2.2(c)(i) or Section 2.2(c)(ii) hereof."

     8.   Term.
          ----

          (a) The first sentence of Section 12.1(a) of the Loan Agreement is hereby deleted in its entirety and replaced with the following sentence:

          "This Agreement and the other Financing Agreements shall become effective as of the date set forth on the first page hereof and shall continue in full force and effect for a term ending on March 20, 1998 (the "Renewal Date"), and from year to year thereafter, unless sooner terminated pursuant to the terms hereof."

          (b) Section 12.1(e)(iii) is hereby deleted in its entirety and replaced with the following:

          "(iii) eighty-three           March 22, 1996
          hundredths (.83%)             to and
          percent of the Maximum        including
          Credit                        March 20, 1998."

     9.   Additional Representations and Warranties.  Each of Borrower and
          -----------------------------------------
Guarantor represents, warrants and covenants with and to Lender as follows, which representations, warranties and covenants are continuing and shall survive the execution and delivery hereof, and the truth and accuracy of, or compliance with each, together with the representations, warranties and covenants in the other Financing Agreements, being a continuing condition of the making of Loans by Lender to Borrower:

          (a) The failure of Borrower to comply with the covenants, conditions and agreements contained herein or in any



























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other agreement, document or instrument at any time executed and/or delivered by
Borrower with, to or in favor of Lender shall constitute an Event of Default under the Financing Agreements.

          (b) No Event of Default or act, condition or event which with notice or passage of time or both would constitute an Event of Default exists or has occurred as of the date of this Amendment (after giving effect to the amendments to the Financing Agreements made by this Amendment).

          (c) Each of this Amendment, the First Amended Term Note A and the Amended Purchase Money Term Note One has been duly executed and delivered by Borrower and/or Guarantor, as the case may be, and is in full force and effect as of the date hereof and the agreements and obligations of Borrower and Guarantor contained herein constitute legal, valid and binding obligations of Borrower and Guarantor enforceable against Borrower and Guarantor in accordance with their respective terms.

     10.  Conditions to Effectiveness of Amendment.  The effectiveness of the
          ----------------------------------------
other provisions of this Amendment shall be subject to the satisfaction of each of the following additional conditions precedent:

          (a) Lender shall have received, in form and substance satisfactory to Lender, (i) an executed original or executed original counterparts of this Amendment, as the case may be, (ii) an executed original of the First Amended Term Note A, and (iii) an executed original of the Amended Purchase Money Term Note One;

          (b) all requisite corporate action and proceedings in connection with this Amendment shall be in form and substance satisfactory to Lender, and Lender shall have received all information and copies of all documents, including, without limitations, records of requisite corporate action and proceedings which Lender may have reasonably requested in connection therewith, such documents where requested by Lender or its counsel to be certified by appropriate corporate officers or governmental authorities; and

          (c) no Event of Default shall exist or have occurred and no event shall have occurred or exist which with notice or passage of time or both would constitute an Event of Default.

     11.  Effect of this Amendment.  Except as modified pursuant hereto, no
          ------------------------
other changes or modifications to the Financing Arrangements are intended or implied and in all other respects the Financing Agreements are hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof. To the extent of conflict between the terms of this Amendment and the other Financing Agreements, the terms of this


























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Amendment shall control.  The Loan Agreement and this Amendment shall be read and construed as one agreement.

     12.  Further Assurances.  The parties hereto shall execute and deliver such
          ------------------
additional documents and take such additional action as may be necessary or desirable to effectuate the provisions and purposes of this Amendment.

     13.  Governing Law.  The validity, interpretation and enforcement of this
          -------------
Amendment and any dispute arising out of the relationship between the parties hereto in connection with this Amendment, whether in contract, tort, equity or otherwise, shall be governed by the internal laws of the State of New York (without giving effect to principles of conflicts of law).

     14.  Binding Effect.  This Amendment shall be binding upon and inure to the
          --------------
benefit of each of the parties hereto and their respective successors and assigns.

     15.  Counterparts.  This Amendment may be executed in any number of
          ------------
counterparts, but all of such counterparts shall together constitute but one and the same agreement. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto.

     Please sign the enclosed counterpart of this Amendment in the space provided below whereupon this Amendment as so accepted by Lender, shall become a binding agreement between Borrower and Lender.

                                        Very truly yours,

                                        NANTUCKET INDUSTRIES, INC.

                                        By: /s/ Steve Sawberg
                                           --------------------------

                                        Title: Chairman
                                              -----------------------
ACKNOWLEDGED:

NANTUCKET MILLS, INC.

By: /s/ Steve Sawberg
   ---------------------------

Title: Chairman
      ------------------------

AGREED:

CONGRESS FINANCIAL CORPORATION

By  /s/ Daniel Marisca
   ---------------------------

Title: Assistant V.P.
      ------------------------






















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